Exhibit 10.3

                              SHOPPING CENTER LEASE

                              POWERLINE ASSOCIATES

                                    LANDLORD

                                ETRAVELSLERVE.COM
                                     TENANT

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                                TABLE OF CONTENTS

ARTICLE                                                                   PAGE

           LEASE SUMMARY..................................................
I          Basic Lease Provisions ........................................
II         Rent ..........................................................
III        Construction of Leased Premises ...............................
IV         Conduct of Business by Tenant  ................................
V          Security Deposit...............................................
VI         Signs, Awnings, Canopies, Fixtures, Alterations  ..............
VII        Repairs and Maintenance of Leased Premises  ...................
VIII       Insurance and Indemnity  ......................................
IX         Utilities  ....................................................
X          Attornment and Subordination  .................................
XI         Assignment and Subletting  ....................................
XII        Waste, Governmental Regulations  ..............................
XIII       Rules and Regulations  ........................................
XIV        Advertising, Etc. .............................................
XV         Destruction of Leased Premises  ...............................
XVI        Eminent Domain  ...............................................
XVII       Default of Tenant .............................................
XVIII      Access by Landlord ............................................
XIX        Tenant's Property  ............................................
XX         Holding over Successors .......................................
XXI        Quiet Enjoyment  ..............................................
XXII       Option  .......................................................
XXIII      Miscellaneous  ................................................

GUARANTY..................................................................



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                                 LEASE AGREEMENT

         THIS LEASE, made as of the 30th day of April, 2000, by POWERLINE ASSOCIATES, a Florida General Partnership, herein called "Landlord", and eTravelsereve.com, a Nevada corporation, herein called "Tenant".

                                  LEASE SUMMARY

a)       Landlord's Mailing Address:                          5310 N.W. 33rd Avenue, Suite 219
                                                              Fort Lauderdale, Florida 33309

b)       Tenant's Store Address:                              22191 Powerline Road, Bay 22C
                                                              Boca Raton, Florida 33433

c)       Tenant's Corporate Address:                          2051 NW 11th Street
                                                              Miami, Florida 33125

d)       Tenant's Telephone Numbers:                          Business:
e)       Tenant's Home Address:                               not applicable
         Home Telephone Number:
f)       Tenant's Name (including
         State of Formation):                                 eTravelserve.com, Nevada
g)       Tenant's Trade Name:                                 eTravelserve.com and Preferred
                                                              Travel & Tours, Inc.
h)       Guarantor(s)      Name:                              Paul Johnson
                           Address:                           9144 Glades Road
                                                              Boca Raton, Florida 33434
                           Phone Number:                      561-852-4400
i)       Lease Commencement Date:                             May 1, 2000
j)       Lease Expiration Date:                               April 30,2005
k)       Rent Commencement Date:                              June 1, 2000
1)       Tenant Space Number:                                 22C
m)       Estimated Gross Leasable Area In Premises:           2800 square feet
         Total Number of Square Feet in Center:               60,429
         Tenant's Pro-rata share:                             4.64 percent
n)       Tenant Improvements:                                 Tenant takes space in an "absolutely as is
                                                              condition. Landlord will warrant the HVAC
                                                              units in good and working order. In lieu of
                                                              contribution to Tenant Improvements,
                                                              Landlord will give Tenant three months free
                                                              base rent Such credit to be taken in June
                                                              2000, May 2001, and May 2002.

o)       Minimum Base Rent:
         Term:                                                Five years


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         Period                     Monthly           Annual     Per Square Foot
--------------------------------------------------------------------------------
Year 1      July 00-April 01      $5,133.33          $61,600         $22.00
--------------------------------------------------------------------------------
Years       May 1, 2001          CPI annually
2-5         through              with a minimum
            April 30, 2005       of three (3)
                                 percent.
--------------------------------------------------------------------------------

p)   1)  Date of Annual Adjustment:               May 1, beginning May 1, 2001
     2)  Current Index Number:                    Month: March 2001
     3)  Base Index Number:                       Month and Years: March 2000
     4)  Cap:                                     % not applicable

q)   Percentage Rent:                             % First Year Breakpoint: $ not
                                                  applicable
r)   Security Deposit:    $6,717.57               Equal to at least 1 month's
                                                  total rent throughout lease
                                                  term and options transferred
                                                  from original lease.
s)   Options:                                     Number: one        Years: five
t)   Adjustment Date for option Period:           May 1, 2005
u)   Minimum Rent Option Term:                    Same as original lease term
v)   Other Sums Payable:                          none
w)   ESTIMATED MONTHLY EXPENSES
                (First Year)     Bass Rent:                        $5,133.33
                                 Common Area Maintenance:             373.33
                                 Trash removal:                        49.00
                                 Real Estate Taxes:                   396.67
                                 Insurance:                            86.33
                                 Management Fee:                      298.67
                                 Sales Tax:  Six Percent (6%)         380.24
                                                                   ----------
                                 Monthly Total First Year:         $6,717.57

x)       Permitted Use:                           Travel Agency
y)       Amendments:                              none
z)       Remarks:                                 Landlord and Tenant agree that
                                                  there is no broker
                                                  representing either Landlord
                                                  or Tenant other than Trion
                                                  Management Group, Inc. whose
                                                  fee shall be paid by the
                                                  Landlord.

THE FOREGOING LEASE SUMMARY IS AN INTEGRAL PART OF THIS LEASE AGREEMENT


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                                    ARTICLE I

                             Basic Lease Provisions

SECTION 1.01 Leased Premises

         In consideration of the rents covenants and agreements hereafter reserved and contained an the part of the Tenant to be observed and performed the Landlord demises and leases to the Tenant and Tenant rents from Landlord those certain premises now existing in PALMS PLAZA AT BOCA DEL MAR, herein called the ("Shopping Center") located in Palm Beach County, Florida which premises is identified as store number 22C containing an area of approximately twenty eight ( 2800 ) square feet herein called the "Leased Premises". The boundaries and location of the Leased Premises are outlined on the site plan of the Shopping Center which is marked Exhibit "A" attached hereto and made a part hereof. Dimensions for all purposes shall be measured from the center line of the interior walls or from the exterior face of the exterior walls. The Leased Premises are located on real property described in Exhibit "B" attached hereto and made part hereof.

SECTION 1.02 Use of Additional Areas.

         The use and occupation by the Tenant of the Leased Premises shall include the non exclusive use in common with others entitled thereto of the common areas, employees' parking areas, access and egress, service roads, malls, loading facilities, sidewalks and customer oar parking areas as such common areas now exist or as such common areas may hereafter be constructed, and other facilities as may be designated from time to time by the Landlord subject, however to the terms " conditions of this Lease and to reasonable and non-discriminatory rules and regulations for the use thereof as proscribed from time to time by the Landlord.

SECTION 1.03 Commencement and Length of Term.

         This Lease shall commence on the date set forth in Section ( I ) of the Lease Summary and shall continue until the expiration date as set forth in section 0) of the Lease Summary. Upon commencement of this Lease, Landlord and Tenant shall execute a Commencement Date Memorandum in a form substantially the same as "Exhibit G" attached hereto. Failure of either party to execute the Commencement Date Memorandum within thirty (30) days after receipt thereof shall be deemed an acceptance that the information contained therein is correct.

SECTION 1.04 Commencement of Rent.

         The Tenant's obligation to pay rent shall commence the date set forth in Section (k) of the Lease Summary. Should the term of this Lease and the Tenant's obligation to pay rent commence on a day other than the first day of a month, then the term of this Lease shall continue in full force and effect for the period from the commencement date hereof to the first day of the calendar month next succeeding, plus the period of the term set forth in Section 1.03 hereof; provided however, that the Tenant shall pay rent for the fractional month on a per them basis (calculated on the basis of a thirty day month) and same shall be payable on commencement date


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


and thereafter the fixed minimum rent shall be paid in equal monthly installments on the first day of each and every month in advance. All other monthly payments hereunder shall likewise be calculated and paid on such per them basis for any fractional month.

SECTION 1.05 Failure of Tenant to Open.

         In the event that Tenant has received notice that the Leased Premises are ready for occupancy as herein defined and falls to take possession and to open the Leased Premises for business fully fixtured, stocked and staffed and commences to do business within 180 from the dale of delivery by Landlord, then Tenant shall be in default hereunder and the Landlord shall have the right at its option to cancel this Lease by giving Tenant notice thereof and this Lease will terminate ten (10) days after the giving of such notice.

SECTION 1.06 Excuse of Landlord's Performance.

         Anything in this Agreement to the contrary notwithstanding, the Landlord shall not be deemed in default with respect to failure to perform any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, Hostilities, military or usurped power, sabotage, governmental regulations or controls. Inability to obtain any material, service or financing through Act of God, or other causes beyond the control of the Landlord.

SECTION 1.07 Obligations of Tenant Before Lease Term Begins,

         Tenant shall observe and perform all of its obligations under this Lease (except its obligations to operate and to pay Fixed Minimum Rent, its pro-rata share of the Common Shopping Center Operating Costs provided for in
Section 2.06 and its pro-rata share of real estate taxes as provided for in
Section 2.06) from the date upon which the Leased Premises are delivered to Tenant for its work until the Commencement Date of the Lease Term in the same manner as though the Lease Term began when the Leased Premises were delivered to Tenant.

SECTION 1.08 Obligations of Landlord Before Leased Premises Become Vacant.

         If this Lease is executed before the Leased Premises become vacant, or if for any present Tenant or occupant of the Leased Premises holds over, and Landlord cannot acquire possession of the Leased Premises prior to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same; provided, however, Tenant shall not be obligated hereunder unless Landlord is able to deliver the Leased Premises within ninety (90) days of the Commencement Date.


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                                   ARTICLE II

                                      RENT

         SECTION 2.01 Fixed Minimum Annual Rent

         (a) Tenant agrees to pay Landlord, subject, however to adjustment (if any) as herein provided, as fixed minimum rent, the sum or sums set forth in Section (o) of the Lease Summary. The fixed minimum annual rent during the term of this Lease shall be payable by the Tenant in equal monthly installments on or before the first day of each month in advance at the office of the Landlord as set forth in Section (a) of the Lease Summary of at such other place designated by Landlord, without notice or demand and without any deduction, counterclaim, or set-off whatsoever.

         (b) In the event that at any time any personal or corporate check of Tenant should be returned marked "insufficient funds" or should not be property paid by the drawee bank for any reason, Landlord may, Without prejudice to any other right or remedy accruing to Landlord under this Lease, require that all future rental payments are to be made on or before the due date by cashiers check or money order,

SECTION 2.02 Lease Year.

         The term "Lease Year" as used herein shall mean consecutive twelve month periods commencing on each January 1 during the term of this Lease. In the event that the term of this Lease Commences on a date other than January 1 or expires on a date other than December 31, the first and last years shall be partied Lease Years and 16 such case the first partial Lease Year shall commence on the date of the commencement of the term of this Lease and expire on December 31 next following and the last partial Lease Year shall commence on the last January 1 occurring during the term of this Lease and shall expire on the expiration date of this Lease.

SECTION 2.03 Sales or Use Tax or Excise Tax.

         Tenant shall also pay, as additional rent, all sales or use or excise tax Imposed, levied or assessed against the rent or any other charge or payment required herein by any governmental authority having jurisdiction there over, even though the taxing stature or ordinance may purport to impose such sales tax against the Landlord. The payment of sales tax shall be made by Tenant on a monthly basis concurrently with payment of the fixed minimum annual rent and additional rent.

SECTION 2.04 Control of Common Areas by Landlord.

         Ail areas within the exterior boundaries of the Shopping Center which are not now or hereafter held for lease or occupation by the Landlord, or used by other persons entitled to occupy floor space in the Shopping Center, including without limitation, all automobile parking areas, driveways, entrance and exits thereto, and other facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks,


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package pick up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first aid stations, comfort stations, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers, ("Common Areas"), shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, but not the obligation, to construct, maintain and operate lighting facilities on all said areas and improvements, to police the same, from time to time, to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to, to restrict parking by tenants, their officers, agents and employees to employee parking areas and to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating, or in lieu thereof, to apply the net proceeds from such charges, after deduction of costs applicable thereto, to the reduction of the cost of maintaining the parking facilities.

         Landlord shall have the right to close all or any portion of said facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein, to close temporarily all or any portion of the parking areas or facilities, to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvements of the convenience and use thereof by Tenants, their officers, agents, employees and customers. Landlord shall keep said Common Areas clean and in good repair and available for the purposes for which they are intended. Landlord shall have the full right and authority to employ all personnel and to make ail rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and facilities.

SECTION 2.05 License.

         All Common Areas and facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are hereby authorized to be used and occupied under a revocable license and, if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution of such areas deemed constructive or actual eviction.

SECTION 2.06 Tenant to Bear Pro Rata Share of Shopping Center Operating Costs.

         (a) In each Lease Year or partial Lease Year, as defined herein, Tenant will pay to Landlord, in addition to the rentals specified in ARTICLE 11 hereof, as further additional rent, a proportion of the Shopping Center's operating costs, hereinafter defined, calculated by multiplying the total operating costs by a fraction, the numerator of which shall be the number of square feet contained in the Leased Premises and the denominator of which shall be the square feet, being the aggregate number of square feet of leasable building space in the Shopping Center. Such payments shall be made as provided under Section (w) of the Lease Summary and, thereafter it will continue as provided under Section 2.06 (c).

         (b) "Shopping Center Operating Costs" as used herein means the total actual costs and expense incurred in operating, maintaining and repairing the Shopping Center buildings and


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improvements and common facilities, hereinafter defined, actually used or available for use by Tenant and employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as debt service. Shopping Center Operating Costs shall specifically include, without limitation (1) building maintenance and repair, (H) gardening, landscaping and irrigation repairs, (iii) line painting and other utilities serving the common areas and facilities, (iv) sanitary control, removal of trash, rubbish, garbage and other refuse from the common areas and Leased Premises, (v) depreciation on machinery and equipment, and the cost of personnel to implement such services, (vi) cost of personnel to direct parking and to police the common facilities, including watchmen and security personnel, including payroll and applicable payroll taxes, worker's compensation insurance and fringe benefits, (vii) Landlord's insurance premiums on or in respect of the Shopping Center, including but not limited to public: liability, property damage, all risk perils, rent and flood insurance, if carried by Landlord, and
(viii) all ad valorem and real estate taxes and special assessments for public betterments or improvements levied or assessed by any lawful authority against the land, buildings and all other improvements and betterments which are now or which hereafter become a part of the Shopping Center. "Common Facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants or operations of the Shopping Center, their employees, agents, servants, customers and other invitees, including Without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways, loading docks, pedestrian malls, courts, stairs, ramps and-sidewalks, comfort and first aid stations, washrooms, community hall or auditorium (if any), and parcel pick-up stations, and signs, wherever located, identifying the Shopping Center, or providing instructions thereto. The Management Fee is NOT a common area expense and is not paid by a pro-rata share, but shall be paid in the actual amount billed by the management company.

         (c) Landlord shall estimate the Shopping Center Operating Costs referred to in this Section 2.06 and Tenant shall pay one-twelfth (1/12) thereof monthly in advance, together With the payment of fixed minimum rent. After the end of each Lease Year, Landlord shall furnish Tenant a statement of the actual Shopping Center Operating Costs and there shag be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord, as the case may require, to the and that Landlord shall receive the entire amount of Tenant's annual share for such period, or at Landlord's option any overpayment by Tenant shall be credited on account of the next succeeding payment by Tenant of such Operating Costs. Tenant shall have thirty days from the date of billing to repay Landlord without interest or late charge penalty.

SECTION 2.07 Additional Rent.

         In order to give Landlord a lien of equal priority with Landlord's lien for rent, and for no other purpose any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered "Additional Rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of rent thereafter failing due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same becomes due and payable hereunder, or limit any other remedy of the Landlord.


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                                   ARTICLE III

                         Construction of Leased Premises

SECTION 3.01 Landlord's Work.

         Landlord agrees that it will supply, at its own expense, its standard retail store, as more particularly set forth in Exhibit "C", annexed hereto and made a part hereof. Landlord shall notify Tenant when Landlord has completed Landlord's work pursuant to Exhibit "C".

SECTION 3.02 Tenant's Work.

         Tenant agrees, at its own cost and expense, to perform all other work more particularly described in Exhibit "D" annexed hereto, and on the outline plans and specifications to be provided by Landlord, which is necessary to make the Leased Premises conform with Tenant's plans to be approved by Landlord. Within thirty (30) days after the execution of this Lease, Tenant shall furnish Landlord, in advance of Tenant's commencement of work, for Landlord's written approval, plans and specifications showing a layout, fixturing plans, interior finish, store front and any work or equipment to be done or installed by Tenant affecting any structural, mechanical or electrical part of the Leased Premises or ft building containing same. Landlord agrees it will not unreasonably withhold such approval, it being the purpose of this requirement that Tenant's Leased Premises be fixtured and laid out so as not to be a detriment to the other tenants in the Shopping Center and that Tenants work shall not be detrimental to Landlord's building.

SECTION 3.03 Acceptance by Tenant.

         (a) It Landlord's work has been completed at the time this Lease is executed, Tenant certifies that it has inspected the Leased Premises and accepts same in its existing condition; in such event no repair work, alterations, or remodeling of the Leased Premises shall be required to be done by Landlord as a condition of this Lease or otherwise.

         (b) If Landlord's work is not completed when this Lease is executed, Tenant agrees that acceptance by Tenant of possession of the Leased Premises for the purpose of construction of Tenant improvements or the issuance of a Certificate of Occupancy for the Leased Premises will be deemed as an acceptance of the Leased Premises in its then existing condition.

SECTION 3.04 Changes and Additions to Building.

         Landlord hereby reserves the right at any time to perform maintenance operations and to make repairs, alterations, or additions, and to Wild additional stories on the building in which the premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements, including but not limited to structures for motor vehicle parking and the enclosing and air conditioning of sidewalks in the Shopping Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same. Tenant agrees to cooperate with


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Landlord permitting Landlord to accomplish any such, maintenance, repairs, alterations, additions or construction. Temporary, partial obstruction of access to Tenant's premises caused by such construction shall not be a default of Landlord.

SECTION 3.05 Right to Relocate.

         The purpose of the site plan attached hereto as Exhibit "P", is to show the approximate location of the Leased Premises. Landlord reserves the right at any time to add to or reduce or to relocate the various buildings, automobile parking areas, and other Common Areas as shown on said site plan.

                                   ARTICLE IV

                          Conduct of Business by Tenant

SECTION 4.01 Use of Premises

         Tenant shall use the Leased Premises solely for the purpose of conducting business as provided in Section (x) of the Lease Summary and for no other purpose except as may be first approved by Landlord in writing. Tenant shall occupy the Leased Premises without delay upon commencement of the term of this Lease and shall conduct continuously in the Leased Premises the business above stated. Tenant will not use or permit, or suffer the use of the Leased Premises for any business other than that stated above. Tenant shall not sell, display or advertise any merchandise not specifically permitted by this Section
4.01 nor shall Tenant sell, display or advertise any merchandise not usually sold by Tenants conducting similar business in other shopping centers in the locate in which the Shopping Center is located, and further agrees to conduct its business in the premises under the name or trade name as set forth in Section (g) of the Lease Summary and under no other name or traded name except such as may be first approved by Landlord in writing.

SECTION 4.02 Operation of Business.

         Tenant shall operate one hundred (100%) percent of the Leased Premises during the entire term of this Lease with due diligence and efficiency so as to produce all of the gross receipts which may be produced by such manner of operation. Subject to inability by reason of strikes or labor disputes, Tenant shall carry at all times in said premises a stock of merchandise of such size, character and quality as shall be reasonably designed to produce the maximum gross receipts. Tenant shall conduct its business in the Leased Premises during the regular customary days and hours for such type of business in the Shopping Center, and will keep the Leased Premises open for business during those days, nights and hours as determined from time to time by the Landlord, but in no event less than six (6) days per week (Monday through Saturday) during the hours of 10:00 A.M. through 6:00 P.M., inclusive. Tenant shall install and maintain at all times, displays of merchandise in the display windows, if any, of the Leased Premises. Tenant shall keep the display windows, if any, in the Leased Premises, well lighted during the hours from sundown to 10:00 o'clock P.M. Tenant shall not perform any acts or carry on any practices which may damage the Shopping Center building or improvements or be a nuisance or menace to


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other tenants in the Shopping Center or their customers, employees or invitees or which will result in the increase of casualty insurance premiums.

SECTION 4.03 Storage, Office Space,

         Tenant shall warehouse, store and/or stock in the Leased Premises only such goods, wares and merchandise as Tenant intends to offer for sale at retail at, in from or upon the Leased Premises. This shall not preclude occasional emergency transfers of merchandise to other stores of Tenant, if any, not located in the Shopping Center. Tenant shall use the office, clerical or other non-selling purposes only such space in the Leased Premises as is from time to time reasonably required in the Leased Premises. No auction, fire or bankruptcy sales may be conducted in or from the Leased Premises without previous written consent of Landlord, which consent may be arbitrarily withheld, and appropriate permits from local authorities.

                                    ARTICLE V

                                Security Deposit

SECTION 5.01 Amount of Deposit.

         (a) Prior to Landlord's execution of this Lease, Tenant shall deposit with the Landlord the sum indicated in Section (r) of the Lease Summary, and if by check, is subject to collection. Said deposit shall be hold by Landlord, without liability for interest, and may be commingled with other funds of Landlord, as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the term hereof.

         (b) Tenant's security deposit shall, at all times be at least equal to the number of month's total rent as set forth in Section (r) of the Lease Summary, including fixed minimum rent charges and taxes thereon. During the term of this Lease and options thereto, when the Tenant's total monthly rent increases above the amount of security deposit held by Landlord, Tenant shall deposit the difference with Landlord, upon demand.

SECTION 5.02 Use and Return of Deposit.

         If at any time during the term of this Lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid or in the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord may, at its option (but Landlord shall not be required to) appropriate and apply all or any portion of said deposit to the payment of any such overdue rent or other sum as shall be necessary to compensate the Landlord for all loss or damage sustained or suffered by Landlord due to the breach of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable by Tenant hereunder, then Tenant shall upon the written demand of Landlord forthwith remit to Landlord a sufficient amount in a cashier's check to restore said security to the original sum deposited, and Tenant's


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failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at the expiration of the term of this Lease.

SECTION 5.03 Transfer of Deposit

         Landlord may deliver the funds deposited hereunder by Tenant to the purchaser or transferee of Landlord's interest in the Leased Premises, in the event that such interest be sold or transferred, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

                                   ARTICLE VI

                 Signs, Awnings, Canopies, Fixtures, Alterations

SECTION 6.01 installation by Tenant.

         (a) All Fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make cause to be made any alterations, additions or improvements or install or cause to be installed any exterior signs, exterior lighting, plumbing fixtures, shades or awnings or make any changes to the storefront without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought, and simultaneously demonstrate to Landlord that the proposed alterations comply with local zoning and building codes.

         (b) All construction work done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress (if any) and with the transaction of business in the Shopping Center. Without limitation on the generality of the foregoing, Landlord shall have the right to require that such work be performed during hours when the Shopping Center is not open for business, and in accordance with other rules and regulations which Landlord may, from time to time prescribe. Tenant agrees to indemnity Landlord and hold him harmless against any loss, liability or damage, resulting from such work, and Tenant shall, if requested by Landlord, furnish bond or other security satisfactory to Landlord against any such loss, liability or damage. Tenant shall be liable to Landlord for any damages resulting from labor disputes, strikes or demonstrations resulting from Tenant's construction or alteration work with the employment of non-union workers.

SECTION 6.02 Responsibility of Tenant

         All alterations, decorations, additions and improvements made by the Tenant, or made by the Landlord on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the term of this Lease, or any extension or renewal thereof. Such alterations, decorations, additions and Improvements shall not be removed from the premises without prior


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consent in writing from the Landlord. Upon expiration of this Lease, or any renewal term thereof, the Landlord shall have the option of requiring the Tenant to remove all such alterations, decorations, additions and Improvements, and restore the Leased Premises as provided in Section 7.02 hereof. If the Tenant fails to remove such alterations, decorations, additions and improvements shall become the prop" of the Landlord and in such event, should Landlord so elect, Landlord may restore the premises to Its original condition for which cost, with allowance for ordinary wear and tear, Tenant shall be responsible and shall pay promptly upon demand.

SECTION 6.03 Tenant Shall Discharge All Liens.

         Nothing contained in this Lease shall be construed as a Consent on the part of the Landlord to subject the estate of the Landlord to liability under the Mechanics Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to such liability. Tenant shall strictly comply with the Mechanic's Lien Low of the State of Florida as set forth in Florida Statutes Section 713. In the event that a mechanic's claim of lien is filed against the property in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim, or shall transfer same to security, within ten (10) days from the date of filing. In the event that the Tenant fails to satisfy or transfer such claim within said ten (10) day period, the Landlord may do so and thereafter charge the Tenant as additional rent all costs incurred by the Landlord in connection with satisfaction or transfer of such claim, including attorneys' fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanics' claim of lien. If so requested by the Landlord, the Tenant shall execute a short form or memorandum of this Lease, which may, in the Landlord's discretion be recorded in the Public Records for the purpose of protecting the Landlord's estate from mechanics' claims of lien, As provided in Florida Statutes Section 713.10. In the event such short form or memorandum of lease is executed, the Tenant shall simultaneously execute and deliver to the Landlord an instrument terminating the Tenant's interest in the real property upon which the Leased Premises are located, which instrument may be recorded by the Landlord at the expiration of the term of this Lease, or such earlier termination hereof. Landlord has the right to record the memorandum without execution by Tenant in the event Tenant fails to execute the memorandum within seven (7) days of request. The security deposit paid by the Tenant may be used by the Landlord for the satisfaction or transfer of any mechanics' claim of lien, as provided in this Section, This Section shall survive the termination of the Lease.

SECTION 6.04 Signs, Awnings and Canopies.

         (a) Tenant will not place or permit to be placed or maintained on any exterior door, wall or window of the Leased Premises any sign, awnings or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door, nor will any illuminated sign be placed in the window display area of the Leased Premises without first obtaining Landlord's written approval and consent which may be arbitrarily withheld.

         (b) Tenant shall promptly erect a sign in accordance with the specifications as outlined in Exhibit D (10), within the area designated by the Landlord. Tenant further agrees that


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such signs, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved shall be maintained in good condition and repair at all times and shall conform to the criteria established from rime to time by Landlord for the Shopping Center in the exercise of its sole discretion. Tenant must obtain the written approval of the Landlord before installing any such signs.

SECTION 6.05 Bonds.

         Landlord shall have the right to require the Tenant to furnish a performance bond or other security, in form satisfactory to Landlord, for the prompt and faithful performance by Tenant of all work of Tenant required hereunder.

                                   ARTICLE VII

                   Repairs and Maintenance of Leased Premises

SECTION 7.01 Responsibility of Landlord.

         (a) Landlord agrees to repair and maintain in good order and condition the roof, roof drains, outside walls, foundations and structural portions, both interior and exterior, of the Leased Premises. There is excepted from the preceding covenant, however, (1) repair or replacement of broken plate or window glass (except in case of damage by fire or other casualty covered by Landlord's fire and extended coverage policy); (fl) doors, door closure devices, window and door frames, moldings, locks and hardware; (iii) air conditioning units, (iv) repair of damage caused directly or indirectly by the negligence of the Tenant, its employees, agents, contractors, customers, invitees, and (v) interior repainting and redecoration. In no event, however, shall Landlord be liable for damages or injuries arising from the failure to make said repairs, nor shall Landlord be liable for damages or injuries arising from defective workmanship or materials. In making any such repairs, Tenant waives the provision of any law, now or hereafter in effect, or any right under common law, permitting it to make repairs at Landlord's expense.

         (b) Except as hereinabove provided in Subparagraph (a), Landlord shall not be obligated or required to make any other repairs, and all other portions of the Leased Premises shall be kept in good repair and condition by Tenant, and at the end of the term of this Lease. Tenant shall deliver the Leased Premises to Landlord in good repair and condition, reasonable wear and tear and damage from fire and other casualty excepted.

         (c) Neither Landlord nor Landlord's agents or servants shall be liable for any damages caused by or growing out of any breakage, leakage, getting out of order or defective condition of the electric wiring, air conditioning or heating pipes and equipment, closets, plumbing, appliances, sprinklers, other equipment or other facilities serving the Leased Premises. Neither Landlord nor Landlord's agents or servants shall be liable for any damages caused by, or growing out of any defect in the Shopping Center or any part thereof, or in any building attached or adjacent thereto, or a part thereof, or in said Leased Premises or a part thereof, or caused by, or growing out of fire, rain, wind or other cause.


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SECTION 7.02 Responsibilities of Tenant.

         (a) Without limiting the generality of the foregoing Subparagraph 7. 01
(b), Tenant agrees to repair and maintain in good order and condition the non-structural interior portions of the Leased Premises, including the store fronts, show windows, doors, windows, plate and window glass, and floor covering, plumbing, heating, air conditioning, electrical and sewage system, facilities and appliances. Tenant agrees with respect to the heating and air conditioning system to comply with the terms of the "Heating and Air Conditioning Maintenance Provision' which is attached hereto as Exhibit "E" and made a part of the Lease by reference.

         (b) Tenant will not install any equipment which exceeds the capacity of the utility lines leading into the Leased Premises or the building of which the Leased Premises constitutes a portion.

         (c) Tenant, its employees, or agents, shall not mark, paint, drill, or in any way deface any walls, ceilings, partitions, floors, wood, stone, or Ironwork, without Landlords written consent.

         (d) Tenant shall comply with the requirements of all laws, orders, ordinances and regulations of all governmental authorities and will not permit any waste of property or same to be done and will take good care of the Leased Premises at all times.

         (e) If Tenant refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand. Landlord may make such repairs without liability to Tenant for any loss or damage that may occur to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus twenty (20%) percent for overhead, upon presentation of bill therefor, as additional rent. Said bill shall include interest at fifteen (15%) percent on said cost from the date of completion of repairs by Landlord. In the event the Landlord shall undertake any maintenance or repair in the course of which it shall be determined that such maintenance or repair work was made necessary by the negligence or willful act of Tenant or any of its employees, or agents, or that the maintenance or repair is, under the terms of this Lease, the responsibility of Tenant. Tenant shall pay Landlord's costs therefor plus overhead and interest as above provided in this Section.

         (f) At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises to Landlord. Tenant shall remove all its trade fixtures, leased equipment, and any alterations or improvements which Landlord requests to be removed before surrendering the premises as aforesaid and shall repair any damage to the Leased Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease.

         (g) Tenant shall at its own expense perform all janitorial and cleaning services within the premises in order to keep same in a neat, clean and orderly condition.


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         (h) Tenant shall give Landlord prompt written notice (and telephonic notice in the case of an emergency) , of any fire or damage occurring on or to the Leased Premises.

                                  ARTICLE VIII

                             Insurance and Indemnity

SECTION 8.01 Liability Insurance.

         Tenant shall, during the entire term hereof, keep in full force and effect bodily injury and property damage, comprehensive public liability insurance with respect to the Leased Premises for the combined single coverage of not less than $1,000,000, The policy shall name Landlord, any person, firms or corporations designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord ten (10) days prior written notice, The insurance shall be written by a company approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the commencement of the term of this Lease and annually, prior to the anniversary date thereafter. Nothing herein shall be considered to limit the liability of the Tenant under this Lease.

SECTION 8.02 Plate Glass Insurance.

         The replacement of any plate glass damaged or broken from any cause whatsoever in and about the Leased Premises shall be Tenants responsibility. Tenant shall, during the entire term hereof, keep in full force and effect a policy of plate glass insurance covering all the plate glass of the Leased Premises, in amounts satisfactory to Landlord. The policy shall name Landlord and any person, firm or corporation designated by Landlord and Tenant, as insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord tan (10) days prior written notice, The insurance shall be written by a company approved by the Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the commencement of the term of this Lease.

SECTION 8.03 Fire And Extended Coverage Insurance.

         Tenant shall at all times during the term hereof, and at its cost and expense, maintain in effect, policies of insurance covering its fixtures and equipment and goods and inventory held for sale located on the Leased Premises, in an amount not less than eighty (80%) percent of their actual cash value, providing protection against any peril included within the standard classification of "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism, malicious mischief, and business interruption insurance . The proceeds of such insurance, so long as this lease remains in effect, shall be used to repair or replace the fixtures and equipment so insured. Such insurance shall include coverage for HVAC units, bathroom and fire sprinkler fixtures.

SECTION 8.04 Increase in Fire Insurance Premium.


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         Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire and extended risk insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the Leased Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises, Tenant agrees to promptly make, at Tenant's cost any repairs, alterations, changes and/or improvements to equipment in the Leased Premises required by the company issuing Landlord's fire insurance so as to avoid the cancellation of, or the increase in premiums on, said insurance.

         In the event Tenant's occupation and use of the Leased Premises causes any increase of premium for the fire, boiler and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The Tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire or other casualty. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be additional rent.

SECTION 8.05 Indemnification of Landlord.

         Tenant shall indemnity Landlord and save It harmless from and against any and all claims, actions, damages, liability end expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon, or at the Leased Premises, or the occupancy or use by Tenant of the Leased Premises of any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees, or concessionaires, whether occurring in or about the Leased Premises or outside the Leased Premises but within the Shopping Center. In the event Landlord shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

SECTION 8.06 Waiver of Subrogation.

         Tenant waives (unless said waiver should invalidate any such insurance) its right to recover damages against Landlord for any reason whatsoever to the extent Tenant recovers indemnity from its insurance carrier, Any insurance policy procured by Tenant which does not name Landlord as a named insured, shall, if obtainable, contain an express waiver of any right of


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subrogation by the insurance company against the Landlord. AA public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless be entitled to recover damages caused by the negligence of Tenant.

                                   ARTICLE IX

                                    Utilities

         Tenant shall be solely responsible for and promptly pay all charges for water, gas, electricity, sewer charges or trash removal or any other utility used or consumed in the Leased Premises. If any such charges are not paid when due, Landlord may, at its option, pay the same, and any amount so POW by the Landlord shall there upon become due to the Landlord from Tenant as Additional Rent. Should Landlord elect to supply the water, gas, electricity, trash removal, or any other utility used or consumed in the Leased Premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rates filed by the Landlord with the proper regulatory authority, in no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Leased Premises. Tenant shall also be required prior to taking possession of the Leased Premises to pay to the Landlord any and a)l water or sewer connection or meter charges for the Leased Premises If the Landlord has been required to pay such charges by any private or governmental authority having jurisdiction there over.

                                    ARTICLE X

                          Attornment and Subordination

SECTION 10. 01 Attornment.

         In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the Leased Premises; or in the event a deed is given in lieu of foreclosure of any such mortgage, if requested to do so, Tenant shall attorn to the purchaser or grantee in lieu of foreclosure upon any such foreclosure or sale and recognize such purchaser or grantee in lieu of foreclosure as the Landlord under this Lease.

SECTION 10.02 Subordination.

         Tenant agrees that this Lease and the interest of Tenant therein shall be, and the same hereby is made subject and subordinated at all times to all covenants, restrictions, easements and other encumbrances now or hereafter affecting the fee title of the Shopping Center and to all ground and underlying leases and to any mortgage in any amounts and all advances made and to be made thereon, which may now or hereafter be placed against or affect any or all of the land and/or any or all of the buildings and improvements, including the Leased Premises, now or at any time hereafter constituting a part of the Shopping Center, and or any ground or underlying leases covering the same, and to all renewals, modifications, consolidations, participation's, replacements and extensions thereof, The term "Mortgages" as used herein shall be deemed to include trust indentures and deeds of trust. The aforesaid provisions shall be self-operative and


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no further instrument of subordination shall be necessary unless required by any such ground or underlying lessors or mortgages. Should the Landlord or any ground or underlying lessors or mortgagees desire confirmation of such subordination, then Tenant, within ten (10) days following written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to Landlord and such ground or underlying lessors or mortgagees) subordinating this Lease and the Tenants rights hereunder. However, should any such ground or underlying lessors or any mortgagees request that this Lease be made superior, rather than subordinate, to any such ground or underlying lease and/or mortgage, then Tenant within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to Landlord and such ground or underlying lessors or mortgagees)effectuating such priority.

                                   ARTICLE XI

                            Assignment and Subletting

SECTION 11.01 Consent Required.

         (a) Tenant may not assign or in any manner transfer or grant or suffer any encumbrance of Tenant's interest in, this Lease in whole or in part, nor sublet all or any portion of the Leased Premises, or grant a license concession or other right of occupancy of any portion of the Leased Premises, without the prior written consent of Landlord in each instance, The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. It is understood that Landlord may refuse to grant consent to any assignment or subletting by Tenant with or without cause and without stating in its refusal to grant such consent the reasons for which it refuses to grant such consent arbitrarily and may not, under any circumstances, be required or compelled to grant such consent. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained. This prohibition against assignment or subletting shall be construed to include prohibition against any assignment or subleasing by operation of law, legal process, receivership, bankruptcy or otherwise, whether voluntary or involuntary. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease,

         Provided, however, that in the event Tenant desires to assign this Lease to a third party which is not owned or controlled by Tenant or sublet substantially the entire Leased Premises to such a third party, then Landlord shall have the option of terminating this Lease on written notice to Tenant given within twenty (20) days after receipt of the request for Landlord's approval to such assignment or subletting.


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         (b) The Tenant shall have the obligation to pay a reasonable administrative fee in connection with such assignment.

SECTION 11.02 Significant Change of Ownership.

         If the Tenant is a corporation (other than we whose shares are regularly and publicly traded either on a recognized stock exchange or the over-the-counter market Tenant represents that the Ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers executing this Lease or members of his or their immediate family. If there shall occur any change in the ownership of and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days notice to Tenant, If Tenant is a partnership, Tenant represents that the general partner executing this Lease is duty authorized to execute the same on behalf of said partnership. If there shall occur any change in the ownership of the interest of the general partners of the partnership, whether such change results from a sale, assignment, bequest, inheritance operation of law or otherwise, or if the partnership is dissolved without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days notice to Tenant.

SECTION 11.03 Assignment by Landlord.

         In the event of the transfer and assignment by Landlord of Its interest in this Lease and in the building containing the Leased Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

                                   ARTICLE XII

                         Waste, Governmental Regulations

SECTION 12.01 Waste or Nuisance.

         Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Shopping Center, or which may adversely affect Landlord's interest in the Leased Premises or the Shopping Center.

SECTION 12.02 Governmental Regulations.

         Tenant shall, at Tenant's sole cost and expense, comply with all County, municipal, state, federal laws, orders, ordinances and other applicable requirements of all governmental authorities, now in force, or which may hereafter be in force, pertaining to or affecting the


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condition, use or occupancy of the Leased Premises, and shall faithfully observe in the use and occupancy of the Leased Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force, Tenant shall indemnity, defend and save Landlord harmless from all costs, losses, expenses or damages resulting from Tenant's failure to perform
Its obligations under this Section.

                                  ARTICLE XIII

                              Rules and Regulations

SECTION 13. 01 Rules and Regulations.

         (a)      Tenant agrees as follows:

                  (i) Ail loading or unloading of goods shall be done only at such times, in the areas, and through the entrances, designated for such purposes by Landlord,

                  (ii) The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgment of the Landlord are necessary for the proper operation of the Leased Premises or Shopping Center. Trailers or trucks shall not be permitted to remain parked overnight in any area of the Shopping Center, whether loaded, unloaded or partially loaded or unloaded.

                  (iii) All garbage and refuse shall be bagged and tied and placed in the dumpsters in the rear of the center for collection in the manner and at the times and places specified by Landlord and in accordance with all governmental regulations. If Landlord shall provide or designate a service for picking up trash and garbage. Tenant shall use the same and such cost shall be included in the Common Area Maintenance Costs. Tenant shall pay the cost of removal of any of the Tenant's refuse or rubbish. Tenant shall pay the costs of removal of any of the Tenant's excessive refuse or trash.

                  (iv) No radio or television aerial or other similar device shall be installed without first obtaining in each instance the Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent may be removed by Landlord at any time and Landlord shall not be liable for such removal.

                  (v) No loud speakers, televisions, stereos, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without prior written consent of the Landlord.

                  (vi) The outside areas immediately adjoining the Leased Premises shall be kept dean and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord and Tenant shall not place or permit any obstruction or merchandise in such areas, nor conduct any business therefrom.


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                  (vii) Tenant and Tenant's employees shall park their cars in those portions of the parking areas designated for those purposes by the Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's employees within five (5) days after taking possession of the Leased Premises and shall thereafter notify the Landlord of any changes within five (5) days after changes occur. In the event that the Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then the Landlord at its option shall charge the Tenant Ten ($10.00) Dollars per day or partial day per car parked in any area other than those designated, as and for agreed and liquidated damage.

                  (viii) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expenses of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents, or invitees shall have caused same.

                  (ix) Tenant shall use, at Tenant's sole cost, such pest extermination contractors as Landlord may direct and at such intervals as Landlord may require.

                  (x) Tenant shall keep the Leased Premises free from nuisances, noises or odors objectionable to the public, to Tenants or to the Landlord.

         (b) Landlord reserves the right from time to time to suspend, amend or supplement the foregoing rules and regulations, adopt and promulgate additional rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, If any, shall be given to the Tenant.

         (c) Tenant agrees to comply with all rules and regulations upon notice to Tenant from Landlord, provided that such rules and regulations shall be reasonable and shall apply uniformly to all tenants of the Shopping Center.

                                   ARTICLE XIV

                                Advertising, Etc.

SECTION 14.01 Solicitation of Business.

         Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter on automobiles parked in the parking area or in other common areas.

SECTION 14.02 Advertised Name and Address.

         Tenant shall use as its advertised business address the name of the Shopping Center. Tenant shall not use the name of the Shopping Center for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and Tenant shall not acquire any property right in or to any name which contains the name of the Shopping Center as a part


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thereof. Any permitted use by Tenant of the name of the Shopping Center during the term of the Lease shall not permit Tenant to use, and Tenant shall not use, such name of the Shopping Center either after the termination of this Lease or at any other location. Tenant shall not use the name of the Landlord in any advertisement, or otherwise.

SECTION 14.03 Letters and Marks.

         Tenant agrees to use in its advertising and promotional activities for its business in the Leased Premises such references to the name of the Shopping Center and such identifying lettering, marks or symbols referring to the Shopping Center in its address for the Leased Premises and shall subscribe to a listing in the yellow pages of the local telephone directory which shall be printed in bold

SECTION 14.04 Billboard Signs

         The placement of billboard signs of any kind shall be prohibited.

                                   ARTICLE XV

                         Destruction of Leased Premises

SECTION 15.01 Total or Partial Destruction.

         It the Leased Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, without the fault of Tenant, but are not thereby rendered untenable in whole or in part, Landlord shall at its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, and the rent and other charges shall not be abated. If, by reason of such occurrence, the premises shall be rendered untenable only in part, Landlord shall at its own expense cause the damage, except to Tenants equipment and trade fixtures, to be repaired, but only to the extent of Landlord's original obligation to construct pursuant to Section 3.01, and the fixed minimum rent meanwhile shall be abated proportionately as to the portion of the premises rendered untenable; provided however, If such damage shall occur during the last two (2) years of the term of this Lease (or of any renewal term). Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to repair such damage and to cancel and terminate this Lease effective as of a date stipulated in Landlord's notice, which shall not be earlier than thirty (30) days nor later than sixty (60) days after the giving of such notice, If the premises shall be rendered wholly untenable by reason of such occurrence, the Landlord shall at Its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, but only to the extent of the Landlord's original obligation to construct pursuant to Section 3. 01, and the fixed minimum rent meanwhile shall be abated in whole except that Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to reconstruct the destroyed premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence. Nothing in this Section shall be construed to permit the abatement in whole or in part of the percentage rent, nor charges for common area maintenance and real estate taxes attributable to any period during which the demised premises shall be in untenable condition, nor


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shall there be any abatement in these items nor the fixed minimum rent if such damage is caused by the fault of Tenant. Whenever the fixed minimum rent shall be abated pursuant to this Section 16.01, such abatement shall continue until the date which shall be the sooner to occur of (i) fifteen (15) days after notice by Landlord to Tenant that the Leased Premises have been substantially repaired and restored, or (H) the date Tenant's business operations are restored in the entire Leased Premises.

         SECTION 15.02 Partial Destruction of Shopping Center.

         In the event that fifty (50%) percent or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding any other provisions contained herein and that the Leased Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty
(60) days after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of rime upon the third day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord.

SECTION 15.03 Reconstruction of Improvements.

         In the event of any reconstruction of the Leased Premises under this Section, said reconstruction shall be in substantial conformity with the provisions of Exhibit "C" hereof to the extent of the work as therein set forth as "Landlord's Work". Tenant, at its sole cost and expense, shall be responsible for the repair and restoration of all items set forth as; "Tenants Work" in Exhibit "D" and the replacement of its stock in trade fixtures, furniture, furnishings and equipment. Tenant shall commence the installation of fixture, equipment and merchandise hereof promptly upon delivery to it of possession of the Leased Premises and shall diligently prosecute such installation to Completion.

                                   ARTICLE XVI

                                 Eminent Domain

SECTION 16.01 Total Condemnation.

         If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals and other charges shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

SECTION 16.02 Partial Condemnation

         If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall, in the opinion of Landlord and Tenant render the Leased Premises


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unsuitable for the business of the Tenant, then Landlord and Tenant shall each have the right to terminate this Lease by notice given to the other within sixty
(60) days after the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Tenant, then Landlord shall promptly restore the Leased Premises (exclusive of Tenant's equipment and trade fixtures) to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking and the building of which the Leased Premises forms a part to the extent necessary to constitute the portion of the building not so taken as a complete architectural unit; provided that Landlord shall not in any event be required to spend for such repair, restoration or alteration work an amount in excess of the respective amounts received by Landlord as damages for the taking of such part of the Leased Premises and of the building of which the same forms a part. As used herein, the amount "received by Landlord shall mean that portion of the award or damages in condemnation received by Landlord from the condemning authority which is free and clear of all prior claims or collections by the holders of any mortgages or deeds of trust or any ground or underlying lessors, and this Lease shall continue in full force and effect except that the fixed minimum annual rental shall be reduced in proportion to the portion of the Leased Premises lost in the taking. If more than twenty (20%) of the floor area of the buildings in the Shopping Center shall be taken as aforesaid (whether or not the Leased Premises shall be effected by the taking), Landlord shall have the right to terminate the Lease by Notice to Tenant given within sixty (60) days after the date of title vesting in such proceedings and Tenant shall have no claim against Landlord for the value of the unexpired term of this Lease.

SECTION 16.03 Landlord's Damages.

         In the event of any condemnation of taking as hereinabove provided whether whole or partial, the Tenant shall not be entitled to any pad of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any fight or claim to any part thereof.

SECTION 16.04 Tenant's Damages.

         Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the Leasehold or the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, provided no such claim shall diminish or otherwise adversely affect Landlord's award. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of
Section 16.03 and this Section 16.04.

SECTION 16.05 Sale Under Threat of Condemnation.


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         A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the Power of eminent domain for all purposes under this Article,

                                  ARTICLE XVII

                                Default of Tenant

SECTION 17.01 Events of Default.

         Upon the happening of one or more of the events as expressed below in
(a) to (h), inclusive (individually and collectively, "Event of Default"), the Landlord shall have any and all rights and remedies hereinafter set forth:

         (a) In the event Tenant should fail to pay any monthly installment of rent or any other sums required to be paid hereunder, as and when the same become due.

         (b) In the event a petition in bankruptcy (including Chapter X and Chapter A bankruptcy proceedings or any other reorganization proceedings under the Bankruptcy Act) be filed by the Tenant, or be filed against Tenant, and such petition is not dismissed within thirty (30) days from the Ming thereof, or in the event Tenant is adjudged a bankrupt.

         (c) In the event an assignment for the benefit of creditors is made by Tenant.

         (d) In the event of an appointment by any court of a Receiver or other court officer of Tenant's property and such Receivership is not dismissed within thirty (30) days from such appointment.

         (e) In the event Tenant removes, attempts to remove, or Permits to be removed from the Leased Premises, except in the usual course, of trade, the goods, furniture, effects or other property of the Tenant brought thereon.

         (f) In the event Tenant, before the expiration of the term hereof and without the written consent of the Landlord, vacates the Leased Premises or abandons the possession thereof, or uses the same for purposes other than the purposes for which the same are hereby leased, or ceases to use the Leased Premises continuously during regular business hours of the Shopping Center for the purposes herein expressed.

         (g) In the event an execution or other legal process is levied upon the goods, furniture, effects or other property of Tenant brought on the Leased Premises, or upon the interest of Tenant in this Lease, and the same is not satisfied or dismissed within ten (10) days from this levy.

         (h) In the event Tenant fails to keep, observe or perform any of the other terms, conditions or covenants on the part of Tenant herein to be kept, observed and performed for more than ten (10) days after written notice thereof is given by Landlord to Tenant specifying the


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nature of such default, or if the default so specified shall be of such a nature that the same cannot reasonably be cured or remedied within said ten (10) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such ten (110) day period and shall not thereafter continuously and diligently proceed therewith to completion.

SECTION 17.02 Remedies of Landlord.

         (a) in the event of such default or breach, Landlord shall have the immediate right to re-enter the Leased Premises, either by summary proceedings, by force or otherwise, and to disposes Tenant and all other occupants therefrom and remove and dispose of all property therein in he manner provided in subdivision (c) of this Section, all without service of any notice of intention to re-enter and with or without resort to legal process (which Tenant hereby expressly waives) and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall also have the right, at the option of Landlord, to terminate this Lease upon three (3) days written notice to Tenant, and to thereupon re-enter and take possession of the said premises with or without legal process. In the event of any such default or breach, Landlord shall have the right, at Its option, from time to time, without terminating this Lease, to re-enter and re-let the premises or any part thereof, with or without legal process, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including but not limited to, necessary renovation and alterations of the Leased Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or which become due Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i) at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter in any event. The Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord an a re-letting of said premises in excess of the rent provided in this Lease.

         (b) In the event of any such default or breach, the Landlord shall have the fight, at its option, to declare the rents for the entire remaining term and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action Immediately thereupon and recover judgment therefor.

         (c) The Landlord in addition to other rights and remedies it may have, shall have the right to remove all or any part of the Tenant's property from said premises and any property removed may be stored in any public warehouse or elsewhere at the cost of, and for the account of Tenant and the Landlord shall not be responsible for the care or safekeeping thereof, and the Tenant hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.


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


         (d) No such re-entry or taking possession of said Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times thereafter elect to terminate this Lease for such previous default or breach. Any such re-entry shall be allowed by Tenant without hindrance, and Landlord shall not be liable in damages for any such re-entry or guilty of trespass or forcible entry.

         (e) Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of or in derogation of any right or remedy given to it under any low now or hereafter in effect.

SECTION 17.03 Waiver.

         The waiver by Landlord of any breach of any term, condition or covenant herein contained shall not be a waiver of such term, condition or covenant, or any subsequent breach of the same or any other term, condition or covenant herein contained. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. No re-entry hereunder shall bar the recovery of rents or damages for the breach of any of the terms, conditions or covenants on the part of Tenant herein contained. The receipt of rent after breach or condition broken, or delay on the Dart of Landlord by right hereunder, shall not be deemed a waiver of 25 forfeiture, or a waiver of the right of Landlord to annul this Lease or to re-enter said Leased Premises or to re-let same.

SECTION 17.04 Past Due Payments.

         In the event any payment due under this Lease should not be paid on the due date, Tenant agrees to pay interest on the amount which is delinquent at the highest rate permitted under the laws of the state in which the Shopping Center is located, for such delinquent payment until made. In addition thereto, if Tenant shall fall to pay any rents, additional rents or any other payments due under this Lease within five (6) days of the due date thereof, or in the event any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment under this Lease shall be dishonored for any reason whatsoever not attributable to Landlord, then Tenant shall also pay to Landlord an administrative charge equal to whichever is the greater of the following: (i) One Hundred ($100.00)Dollars, or (ii) five (5%) percent of such unpaid sum, Tenant recognizes and agrees that the charge which Landlord is entitled to make upon the conditions stated in this Section represents, at the time this Lease is made, a fair and reasonable estimate and liquidation of the cost of Landlord in the administration of the Shopping Center resulting to Landlord from the events described which costs are not contemplated or included in any other rental charges provided to be paid by Tenant to Landlord in this Lease. The provisions herein for administrative charges shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligation to pay all such sums at the time or times herein stipulated.

SECTION 17.05 Legal Expenses.


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


         In the event that it shall become necessary for Landlord to employ the services of an attorney to enforce any of its rights under this Lease or to collect any sums due to it under this Lease or to remedy the breach of any covenant of this Lease on the part of the Tenant to be kept or performed, regardless of whether suit be brought, Tenant shall pay to Landlord such fee as shall be charged by Landlord's attorney for such services. Should suit be brought for the recovery of possession of the Leased Premises, or for rent or any other sum due Landlord under this Lease, or because of the breach of any of Tenant s covenants under this Lease, Tenant shall pay to Landlord all expenses of such suit and any appeal thereof, including a reasonable attorneys fee.

                                  ARTICLE XVIII

                               Access by Landlord

SECTION 18.01 Right of Entry.

         Landlord and Landlord's agents shall have the right to enter the Leased Premises at all reasonable times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs or alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all motorist into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made unless Tenant is prevented from operating in the Leased Premises in whole or in part, in which event rent shall be proportionately abated during said period. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers, and place upon the premises the usual notices "For Lease or, "For Sale" which notices Tenant shall permit to remain thereon without molestation. If tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same without in any manner effecting the obligations and covenants of this Lease. Nothing herein contained, however, shaft be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

SECTION 18.02 Roof.

         Use of the roof above the Leased Premises is reserved exclusively to the Landlord.

                                   ARTICLE XIX

                                Tenant's Property

SECTION 19.01 Taxes on Leasehold or Personality.


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


         Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

SECTION 19.02 Loss and Damage.

         Landlord shall not be responsible for any damage to property of Tenant or of others located on the Leased Premises nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of adjacent property of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable in damages or otherwise for any latent defect in the Leased Premises or in the building of which they form a part, except that if Tenant shall give notice to Landlord within a period of one (1) year from the date Tenant takes possession of the Leased Premises of the existence of any such latent defect, then provided such defect shall not have resulted from any act, alteration or improvement made by Tenant, Landlord shall repair such defect. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same, including subrogation claims by Tenant's insurance carriers.

SECTION 19.03 Notice by Tenant.

         Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the building of which the premises are a part or of defects therein or in any fixtures or equipment.

                                   ARTICLE XX

                             Holding Over Successors

SECTION 20.01 Holding Over.

         In the event Tenant remains in possession of the Leased Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Leased Premises as a Tenant from month-to-month, at a monthly rent equal to two (2) times the fixed minimum rent payable during the last month of the lease term and a twenty-five (25%) percent increase from each month occupying the Leased Premises thereafter. In addition to the fixed minimum rent, Tenant agrees to pay monthly (a) one-twelfth (1/12th) of the average percentage rent payable hereunder, if any, for the last three (3) lease years, and (b) the monthly Shopping Centers operating costs payable for such month, such tenancy to be subject to all the other conditions,


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provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

SECTION 20.2 Successors

         All rights and liabilities herein given to or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and permitted assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefits of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section
11.01 hereof. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease and, in the event Landlord sells or transfers its interest in the Shopping Center and the purchaser or transferee assumes Landlord's obligation and covenants, Landlord shall thereupon be relieved of all further obligations hereunder.

                                   ARTICLE XXI

                                 Quiet Enjoyment

         Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised Without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless to the terms and conditions of this Lease.

                                  ARTICLE XXII

                                     Option

         Provided Tenant is in good standing and not in default under this Lease, Landlord hereby gives and grants to Tenant the right, privilege and option of extending the Lease for the term as set forth in Section (a) of the Lease Summary. The first extended term will commence from the date of the expiration of the initial term and successive extended terms will commence from the expiration of the prior extended term, in order to exercise the option herein granted, Tenant must give written notice of Tenant's intention to exercise the option to extend not less than six (6) months prior to the expiration of the current term. All of the terms, covenants and conditions of this Lease will apply during the extended term except that the fixed minimum rent during extended terms will be adjusted commencing on the first day of each year of the renewal period ("Adjustment Date"), as set forth in Section (1) of the Lease Summary or in accordance with the following provisions, whichever is applicable.

         (a) The abbreviation "CPI" used herein is defined as the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W), U.S. City Average, All Items (November


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1982-84 = 100) issued by the Bureau of Labor Statistics of the United States
Department of Labor.

         (b) The Fixed Minimum Annual Rent shall be increased annually in the same proportion that the CPI for the month set forth in Section (p)2) of the Lease Summary ("Current Index Number") preceding each Adjustment Date, shall have increased over the index figure for the month and year set forth in Section
(P)3) of the Lease Summary ("Base Index Number").

         (c) The Adjusted Fixed Minimum Annual Rent shall be arrived at by multiplication of the first year's Fixed Minimum Annual Rent, set forth in Section (o) of the Lease Summary, by a fraction, the numerator of which shall be the Current Index Number and the denominator of which shall be the Base Index Number, but, in no event will the adjusted Fixed Minimum Annual Rent be less than a five percent (5%) increase over that of the previous year.

         (d) The adjusted monthly payments of Fixed Minimum Annual Rent shall be due and payable to Landlord as set forth in Article 11 of this Lease.

         In the event the CPI shall cease to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the CPI, then the CPI shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the CPI not been altered. In the event that the CPI shall be discontinued in whole or in part. or not longer published, Landlord shall substitute in a comparable price index or formula and such shall have the same effect as if originally designated herein as the CPI.

                                  ARTICLE XXIII

                                  Miscellaneous

SECTION 23.01 Accord and Satisfaction

         No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying the check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in the Lease or by law.

SECTION 23.02 Entire Agreement

         This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all covenants, promises. agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants. promises, conditions or understandings, either oral or written, between them other than are herein set forth. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.


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SECTION 23.03 No Partnership

         Landlord does not in any way or for any purpose, become a partner of Tenant in the conduct of its business or otherwise, or joint venturer or a member of a joint enterprise with Tenant The provisions of this Lease relating to the percentage of rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

SECTION 23.04 Force Majeure

         In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall he excused for the period of the delay and the period for the performance of any such act shall be extended for a period of such delay. The provisions of this Section 23.04 shall not operate to excuse Tenant from the prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of, this Lease.

SECTION 23.05 Notices

         (a)      All notices shall be in writing.

         (b) Any notice by Tenant to Landlord must be served by certified or registered mail, or private mail service, postage prepaid. addressed to Landlord at the address first hereinabove given or at such other address as Landlord may designate by written notice.

         (c) After commencement of the term hereof any notice by Landlord to Tenant shall be served first by first class mail, or private mail service, postage prepaid, addressed to Tenant at the Leased Premises or at such other address as Tenant shall designate by written notice or by delivery by Landlord to the Leased Premises or to such other address. Prior to the commencement of the term hereof such notice may be given by Landlord by such mail or delivery at the address set forth in Section (b) or (c) of the Lease Summary.

         (d) Notice shall be deemed to be properly given if addressed to Tenant at its last known address, if such first class mail is refused or otherwise not delivered.

SECTION 23.06 Captions and Section Numbers

         The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

SECTION 23. 07 Tenant Defined, Use of Pronoun


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


         The word "Tenant" shall be deemed and taken to mean each and every person mentioned as a Tenant herein be the same, one or more and if there shall be more than one Tenant, any notice required or permitted by the terms of the Lease may be given by or to any one thereof, and shall have the same force and affect as if given to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 23.08 Broker Commission.

         Each of the parties represents and warrants that it has dealt with no broker or brokers in connection with the execution of this Lease, except as set forth in Section (z) of the Lease Summary, and each of the parties agrees to indemnify the other against, and hold It harmless from, all liabilities arising from any claim for brokerage commissions or finder's fees resulting from the indemnitor's acts (including, without limitation the cost of counsel fees in connection therewith) except as set forth in Section (z) of the Lease Summary.

SECTION 23. 09 Partial Invalidity

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 23.10 Effectiveness of Lease

         The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant, and the receipt of the full security deposit, and If paid by check, subject to clearance.

SECTION 23.11 Recording

         Tenant shall not record this Lease or any memorandum thereof without the written consent and joiner of Landlord.

SECTION 23.12 Liability of Landlord

         Anything contained in this Lease at law or in equity to the contrary notwithstanding Tenant expressly acknowledges and agrees that there shall at no time be or be construed as being any personally liability by or on the part of Landlord under or in respect of this Lease or in any


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way related hereto or the Leased Premises; it being further acknowledged and agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally or directly against any other director, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Landlord, but will look solely to the Landlord's interest in the Shopping Center for the satisfaction of any and all claims, remedies or judgments (or other judicial process) in favor of Tenant requiring the payment of money by Landlord in the event of any breach by Landlord of any of the terms, covenants or agreements to be performed by Landlord under this Lease or otherwise, subject, however, to the prior rights of any ground or underlying lessors or the holders of the mortgages covering the Shopping Center, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims; A"ch exculpation of personal liability as herein set forth to be absolute, unconditional and without exception of any kind.

SECTION 23.13 Time of the Essence

         Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

SECTION 23.14 Estoppel Information

         When the commencement date is determined, Tenant agrees, upon request of Landlord, to execute and deliver to Landlord, without charge and within ten
(10) days following request therefor, a Written declaration in form satisfactory to Landlord: Q) ratifying this Lease, (ii) confirming the commencement and expiration dates of the term of the Lease; (iii) certifying that Tenant is in occupancy of the Leased Premises, the date Tenant commenced operating Tenant's business therein and that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended except by such writings as shall be stated; (iv) that all conditions under this Lease to be performed by Landlord have been satisfied except such as shall be stated; (v) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant; (vi) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid; and (vii) reciting the amount of security deposited with Landlord, if any, Tenant agrees to execute and deliver similar declarations at any time and from time to time and within ten (10) days following request therefor by Landlord or by any mortgage binders or ground or underlying lessor and or purchaser's of the Shopping Center, and each of such parries shall be entitled to rely upon such written declaration made by Tenant. Tenant's failure or refusal to execute the declaration required hereunder within ten (10) days following the request therefor will constitute a default hereunder and Landlord shall have such rights and remedies against Tenant as is available to Landlord for Tenant's default.

SECTION 23.15 Cumulative Remedies

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


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SECTION 23.16 Choice of Law

         This Lease shall be governed by the laws of the State of Florida.

SECTION 23.17 Counterparts

         This Lease may be executed in multiple copies each of which shall be deemed an original, and all of such copies shall together constitute one and the same instrument.

SECTION 23.18 Acceptance of Funds by Landlord

         No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Leased Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

SECTION 23.19 Attachments

         Exhibits A, B, C, D, E, F, G and any Guaranty form as well as any Addendums which are attached to this Lease are a part of this Lease and are incorporated herein as if fully set forth herein.

         IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease on the day and year first above written.

Signed, sealed and delivered in the presence of:

                                              LANDLORD: Powerline Associates, a
                                              Florida General Partnership

/s/                                           By: /s/ Kenneth T. Barber
   --------------------------------               ------------------------------
Witness                                                Kenneth T. Barber
                                              Title:   Vice President

/s/
   --------------------------------
Witness

                                              TENANT: eTravelserve.com

/s/                                           By:  /s/ Paul Johnson
   --------------------------------               ------------------------------
Witness                                                Paul Johnson
                                              Title:
/s/
   --------------------------------
Witness


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                                    GUARANTY

         WHEREAS Powerline Associates, a Florida General Partnership as Landlord, and eTravelserve.com, a Nevada Corporation, as Tenant, have executed a Lease Agreement dated the day of May, 2000, with respect to certain premises located at 22191 Powerline Road, Boca Raton, Florida, (this Guaranty Agreement being attached to copy of said Lease Agreement, which is executed contemporaneously herewith); and

         WHEREAS, the undersigned have requested Landlord to execute and deliver said Lease and Assumption Agreement on the condition that the undersigned execute this Agreement as Guarantors; and

         WHEREAS, the undersigned have agreed to execute this Guaranty in order to induce the Landlord to execute and deliver the aforesaid Lease;

         NOW THEREFORE, in consideration of the execution and delivery of, the aforesaid Lease by the Landlord, and for other valuable consideration, receipt of which is hereby acknowledged by the Guarantors, it is agreed as follows:

         1. The undersigned, jointly and severally, do hereby guarantee to the Landlord and to any mortgagee holding a mortgage upon the interest of Landlord in the Leased Premises the due, and punctual payment of all rent payable under said Lease and each and every installment thereof, as well as the full and prompt and complete performance by the Tenant of all and singular covenants, conditions and provisions in said Lease contained on the part of the Tenant therein to be kept observed and performed, for the full terms of said Lease and any extension thereof, as permitted by Lease With no less force and effect than if the undersigned were named as the Tenant in said Lease, and the undersigned jointly and severally wig forthwith on demand pay all amounts at any time in arrears, and will make good any and all defaults occurring under said Lease.

         2. This Guaranty shall be absolute, continuing and unlimited, and the Landlord shall not be required to take any proceedings against the Tenant, or give any notice to the undersigned before the Landlord has the right to demand payment or performance by the undersigned upon default by the Tenant. This Guaranty and the liability of the undersigned hereunder shall in no way be impaired or affected by any assignment which may be made of said Lease, or any subletting thereunder, or by any extension(s) of the payment of any rental or any other sums provided to be paid by Tenant, or by any forbearance or delay in enforcing any of the terms, conditions, covenants or provisions of said Lease or any amendment, modification or revision of said Lease.

         3. No action or proceeding brought or instituted under this Guaranty against the undersigned, and no recovery had in pursuance thereof shall be any bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults of Tenant.


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         4. The liability of the undersigned shall not be deemed to be waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any creditors, receivership, bankruptcy (including Chapter X or Chapter XI bankruptcy proceedings or other reorganization proceedings under the Bankruptcy Act) or other proceedings, or the rejection or disaffirmance of the Lease in any proceedings.

         5. There shall be no modification of the provisions of this Guaranty unless the same be in writing and signed by the undersigned and the Landlord.

         6. All of the terms, agreements and conditions of this Guaranty shall be joint and several, and shall extend to and be binding upon the undersigned, their heirs, executors, administrators, and assigns and shall inure to the benefit of the Landlords, its successors, and assigns, and to any future owner of the fee of the premises referred to in the Lease and to any mortgage on the fee interest of the Landlord in the Leased Premises,

         7. In the event Landlord employs the services of an attorney to enforce the provisions of this Guaranty, the undersigned agrees to pay any legal fees or court costs incurred by the Landlord in connection therewith and Landlord shall be entitled to recover from the undersigned Landlord's attorneys' fees and court costs in any suit brought against the undersigned to enforce the provisions of this Guaranty or to collect any monies hereunder.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signature and seals on the 30th day of April 2000 .

                                                  /s/ Paul Johnson
                                                  ------------------------------
                                                  Paul Johnson, CEO




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